UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 22, 2012
Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices including zip code)

(626) 768-6000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            On May 22, 2012, East West Bancorp, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company approved the following changes to the Company’s Performance-Based Bonus Plan, as amended (the “Amended Bonus Plan”):

• Add additional permissible metrics for the establishment of performance goals;
• Provide for the establishment of multi-year performance goals;
• Change the maximum bonus that may be earned from $3 million to $10 million per year.

A complete description of the Amended Bonus Plan is included with the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2012 (the “Proxy Statement”), which description is incorporated herein by reference. A copy of the Amended Bonus Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

The following are the voting results of each matter submitted to the Company’s stockholders at the Annual Meeting. The proposals below are described in detail in the Proxy Statement. At the Annual Meeting, all ten nominees for director were elected to the Company’s Board of Directors and the Company’s stockholders approved proposals to (i) ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for 2012, (ii) approve the Performance-Based Bonus Plan, as amended, and (iii) approve the Company’s executive compensation as set forth in the Proxy Statement.

1.	Election of the following ten nominees to the Company’s Board of Directors:

	Votes Cast For	Withheld	Votes Abstained	Broker Non-Votes
Iris S. Chan	121,704,978	899,680	N/A	11,027,663
Rudolph I. Estrada	119,593,893	3,010,765	N/A	11,027,663
Julia S. Gouw	120,631,116	1,973,542	N/A	11,027,663
Paul H. Irving	121,705,893	898,765	N/A	11,027,663
Andrew S. Kane	121,707,713	896,945	N/A	11,027,663
John Lee	122,069,699	534,959	N/A	11,027,663
Herman Y. Li	120,045,496	2,559,162	N/A	11,027,663
Jack C. Liu	120,799,024	1,805,634	N/A	11,027,663
Dominic Ng	118,728,845	3,875,813	N/A	11,027,663
Keith W. Renken	120,475,904	2,128,754	N/A	11,027,663

2.	Ratification of the appointment of KPMG, LLP, as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2012.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
132,615,143	221,117	50,767	0

3.	Approval of the Performance-Based Bonus Plan, as amended.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
117,155,424	4,490,710	132,454	11,108,439

4.	Approval of compensation paid to named executive officers.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
105,269,801	16,305,520	203,267	11,108,439

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibit

10.1	Performance-Based Bonus Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2012	EAST WEST BANCORP, INC. By: /s/ Douglas P. Krause Douglas P. Krause, Esq., Executive Vice President and General Counsel

Exhibit Index
Exhibit	Title

10.1	Performance-Based Bonus Plan, as amended.